                                                                  EXHIBIT 10(dd)

                              AMENDED AND RESTATED

                        PHYSICIANS HEALTH SERVICES, INC.

                             1995 STOCK OPTION PLAN

                                    ARTICLE I

                    PURPOSE OF STOCK OPTION PLAN; DEFINITIONS

Reference is hereby made to the Physicians Health Services 1995 Stock Option Plan adopted by the Board of Directors on November 21, 1995. This Amended and Restated 1995 Stock Option Agreement dated as of November 1, 1996 supersedes and replaces the 1995 Stock Option Plan in its entirety.

 A.     Purpose. The purpose of the Physicians Health Services, Inc., 1995 Stock
        -------
        Option Plan is to provide an incentive, in the form of Incentive Stock Options and Non-Qualified Stock Options, to key employees of the Employer, who are in a position to contribute materially to the long-term success of the Employer, to increase their interest in the Employer's welfare, and to aid in attracting and retaining Employees of outstanding ability (terms defined below).

 2.     Definitions. Unless the context clearly indicates otherwise, the
        -----------
        following terms shall have the meanings set forth below:

        (1)  "BOARD" shall mean the Board of Directors of the Company.

        (2) "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

        (3) "COMPENSATION COMMITTEE" shall mean a committee consisting of two or more directors who are not officers of, or otherwise employed by, PHS or any parent or subsidiary, and who do not posses an interest in any transaction for which disclosure would be required under Section 404(a) or (b) of Regulation S-K promulgated by the Securities and Exchange Commission, and do not receive compensation, directly or indirectly, in excess of $60,000 from PHS or any parent or subsidiary.

        (4) "COMPANY" shall mean Physicians Health Services, Inc. and any successor thereto.

        (5) "DIRECTORS" shall mean those members of the Board of Directors of the Company and its subsidiaries who are not Employees.

        (6) "DISABILITY" shall mean a medically determinable physical or mental condition which causes an Employee to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

        (7) "EMPLOYEE" shall mean any common law employee, including officers of the Employer, including its subsidiaries, as determined in the Code and the Treasure Regulations thereunder.

        (8) "EMPLOYER" shall mean Physicians Health Services, Inc., a Delaware corporation, and its subsidiaries.

        (9) "FAIR MARKET VALUE" shall mean the average daily public trading price on the applicable date or the fair market value of the Stock as determined by the Compensation Committee on the basis of a review of the facts and circumstances at the time.

        (10) "GRANTEE" shall mean an Employee granted a Stock Option under this Plan.

        (11) "INCENTIVE STOCK OPTION" shall mean an option granted pursuant to the Incentive Stock Option provisions as set forth in Article II of this Plan and in the form of Exhibit A attached hereto.
                                          ---------

        (12) "NON-QUALIFIED STOCK OPTION" shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in
             Article III of this Plan and in the form of Exhibit B attached
                                                         ---------
             hereto.

        (13) "PLAN" shall mean the Amended and Restated Physicians Health Services, Inc. 1995 Stock Option Plan as set forth herein and as amended from time to time.

        (14) "STOCK" shall mean authorized but unissued shares of the Class A Common Stock of the Company or reacquired shares of the Company's Class A Common Stock.

        (15) "STOCK OPTION" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

        (16) "TEN PERCENT STOCKHOLDER" shall mean an Employee who at the time a Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all stock of the Company or of its parent or subsidiary corporation.

 C.     Shares of Stock Subject to the Plan. Subject to the provisions of
        ------------------------------------
        Paragraph B of Part IV, the Stock which may be issued or transferred pursuant to Stock Options granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 800,000 shares in the aggregate. If a Stock Option shall expire and terminate for any reason, whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options. There shall be no terms and conditions in a Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

 D.     Administration of the Plan. The Plan shall be administered by the
        --------------------------
        Compensation Committee. Subject to the express provisions of the Plan, the Compensation Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Compensation Committee.

 E.     Amendment or Termination. The Board may, at any time, alter, amend,
        ------------------------
        suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Options previously granted.

F.      Effective Date and Duration of the Plan. The Plan shall become effective
        ---------------------------------------
        upon its approval by the Board. This Plan shall terminate ten years from the date the Plan becomes effective, and no Stock Option may be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

                                   ARTICLE II

                        INCENTIVE STOCK OPTION PROVISION

A.      Granting of Incentive Stock Options.
        -----------------------------------

        (1) Incentive Stock Options shall be available for grant under the Plan only in the event that a majority of the stockholders of the Company approve the adoption of the Plan.

        (2) Only key Employees of the Employer shall be eligible to receive Incentive Stock Options under the Plan. Directors of the Company who are not also Employees shall not be eligible for Incentive Stock Options.

        (3) The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Stockholder shall not be less that 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

        (4) No Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

        (5) The Compenstion Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option and such other terms, including vesting requirements and the minimum number of options exercisable at a time.

        (6) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

        (7) The Compensation Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Compensation Committee may make such other provisions as may appear generally acceptable or desirable to the Compensation Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

        (8) The Compensation Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Option may be established by the Compensation Committee without regard to the existing Incentive Stock Options or other options.

B.      Exercise of Incentive Stock Options.
        -----------------------------------

        (1) The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal express money order, (ii) by promissory note, (iii) by the surrender of Stock or Class B Common Stock then owned by the Grantee, provided that the stock surrendered by the Grantee has been owned by the Grantee for at least six (6) months, or (iv) a combination of clauses (i), (ii) or (iii). Shares of Stock or Class B Common Stock so surrendered in accordance with clause (iii) or
             (IV) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock or Class B Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Compensation Committee may determine.

C.      Termination of Employment.
        -------------------------

        (1) If a Grantee's employment is terminated (other than by Disability or death) the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, and such option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

        (2) If a Grantee's employment is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or twelve months after the Grantee's last date of employment, and such option shall be exercisable to the extent it was exercisable as of such last date of employment.

        (3) If a Grantee's employment is terminated by death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during the three-month period following his death to exercise any then outstanding Incentive Stock Options in whole or in part. If a Grantee dies within three months after his retirement without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during such three-month period to exercise such options in whole or in part. The number of shares of Stock in respect of which an Incentive Stock Option may be exercised after a Grantee's death shall be the number of shares in respect of which such option could be exercised as of the date of the Grantee's death or retirement, whichever occurs first. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such option would otherwise expire.

        (4) The Board may grant a leave of absence to any Grantee for purposes of continuing such Grantee's employment with the Employer.

                                   ARTICLE III

                      NON-QUALIFIED STOCK OPTION PROVISIONS

A.      Granting of Non-Qualified Stock Options.
        ---------------------------------------

        (1) Only key Employees of the Employer and Directors shall be eligible to receive Non-Qualified Stock Options under the Plan.

        (2) The Compensation Committee shall determine and designate from time to time those Employees who are to be granted Non-Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

        (3) The Compensation Committee may grant at any time new Non-Qualified Stock Options to an Employee who has previously received Non-Qualified Stock Options or other options, whether such prior Non-Qualified Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Non-Qualified Stock Options.

        (4) When granting a Non-Qualified Stock Option, the Compensation Committee shall determine the purchase price of the Stock subject thereto. Such price may be less that 100% of the Fair Market Value of such stock on the date the Non-Qualified Stock Option is granted.

        (5) The Compensation Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Compensation Committee may make such other provisions as may appear generally acceptable or desirable to the Compensation Committee.

        (6) No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

B.      Exercise of Stock Options.
        -------------------------

        (1) The option price of a Non-Qualified Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal or express money order, (ii) by promissory note, (iii) by the surrender of Class B Common Stock or Stock then owned by the Grantee provided that the Stock surrendered has been held by for at least six months, or (iv) by a combination of clauses (i), (ii) and
             (iii). Shares of Class B Common Stock or Stock so surrendered in accordance with clause (iii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Compensation Committee may determine.

C.      Termination of Employment.
        -------------------------

        (1) If a Grantee's employment is terminated (other than by Disability or death), the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment and such option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

        (2) If a Grantor's employment is terminated by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or twelve months after the Grantee's last date of employment, and such option shall be exercisable to the extent it was exercisable as of such last date of employment.

        (3) If a Grantee's employment is terminated by death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during the three-month or less period following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies within three months after his retirement without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during such three month period to exercise such options in whole or in part. The number of shares of Stock in respect of which a Non-Qualified Stock Option may be exercised after a Grantee's death shall be the number of shares of Stock in respect of which such option could be exercised as of the date of the Grantee's death or retirement, whichever first occurs. In no event may the period for exercising a Non-Qualified Stock Option extend beyond the date on which such option would otherwise expire.

        (4) The Board may grant a leave of absence to any Grantee for purposes of continuing such Grantee's employment with the Employer.

                                   ARTICLE IV

                               GENERAL PROVISIONS

 A.     Substitution of Options. In the event of a corporate merger or
        -----------------------
        consolidation, or the acquisition by the Employer of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 425 of the Code, the Compensation Committee may, in accordance with the provisions of that Section, substitute options under this Plan for options under the plan of the acquired corporation provided (i) the excess of the aggregate fair market value of the shares subject to option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give the Employee additional benefits, including any extension of the exercise period.

B.      Accelerated Vesting of Options. Notwithstanding anything herein to the
        ------------------------------
        contrary, in the event of a corporate merger or consolidation of the Employer with another entity, or acquisition of all or substantially all of the property or stock of the Employer, or any other reorganization or other transaction (a "Change of Control"), all then outstanding Stock Options shall be immediately exercisable as of the date immediately preceding such Change of Control.

C.      Adjustment Provision.
        --------------------

        (1) If the shares of Stock outstanding are changed in number or class by reason of a split-up, merger, consolidation, reorganization, reclassification, recapitalization, or any capital adjustment, including stock dividend, or if any distribution is made to the holders of common stock other than a cash dividend, then

             (i) the aggregate number and class of shares or other securities that may be issued or transferred pursuant to Paragraph C of
                  Article I,

             (ii) the number and class of shares or other securities which are issuable under outstanding Stock Options, and

             (iii)the purchase price to be paid per share under outstanding
                  Stock Options shall be adjusted as provided hereinafter.

        (2) Adjustment under this Paragraph B shall be made in an equitable manner by the Compensation Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

D.      General.
        -------

        (1) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Board shall approve.

        (2) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Employer, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

        (3) No employee, and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Employer, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Employer shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option.

        (4) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee.

        (5) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option, and the transferability of Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:

             (i) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

             (ii) The obtaining of any other consent, approval, or permit from any state or federal government agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; and

             (iii)Each stock certificate issued pursuant to a Stock Option shall bear the following legend:

                  "The transferability of this certificate and the shares of Stock represented hereby are subject to restrictions, terms and conditions contained in the Physicians Health Services, Inc. 1995 Stock Option Plan, and an Agreement between the registered owner of such Stock and Physicians Health Services, Inc. A copy of the Plan and Agreement are on file in the office of the Secretary of Physicians Health Services, Inc."

        (6) All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Employer the amount of any withhold taxes which the Employer is required to withhold with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Employer shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

        (7) In the case of a grant of a Stock Option to any Employee of a subsidiary of the Company, the Company may, if the Compensation Committee so directs, issue or transfer the shares, if any, covered by the Stock Option to the subsidiary, for such lawful consideration as the Compensation Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option specified by the Compensation Committee pursuant to the provisions of the Plan. For purposes of this Section, a subsidiary shall mean any subsidiary corporation of the Company as defined in
             Section 425 of the Code.

        (8) A Grantee entitled to Stock as a result of the exercise of an option shall not be deemed for any purpose to be, or have rights as, a stockholder of the Employer by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Employer shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

        (9) The grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable Delaware corporate law relating to such grant or exercise.

Adopted by the Board of Directors:  November 21, 1995

Amended as of November 1, 1996

                                                                       EXHIBIT A
                                                                       ---------

                        PHYSICIANS HEALTH SERVICES, INC.

                      1995 INCENTIVE STOCK OPTION AGREEMENT

        Agreement made this _______ day of _________ between Physicians Health Services, Inc. a corporation organized under the laws of the State of Delaware (hereinafter called the "Corporation") and ___________________ (hereinafter called the "Grantee").

        WHEREAS, the Corporation desires to provide the Grantee with an opportunity to acquire or increase his proprietary interest in the business of the Corporation and, through stock ownership, to possess an increased personal interest in its continued success and progress;

        NOW THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Corporation and the Grantee agree as follows:

        1. Award of Option. The Corporation hereby awards to the Grantee, as a
           ---------------
matter of separate inducement and agreement, and not in lieu of salary or any other compensation for services, an option to purchase an aggregate of ______ shares of the Corporation's Class A Common Stock pursuant to the Incentive Stock Option provisions contained in Article II of the Plan, on the terms and conditions hereinafter set forth, at the purchase price of $_______ per share (such shares, number of shares and purchase price being subject to adjustment as provided in Paragraph A of Article IV of the Plan).

        2. Terms of Plan. The Plan, a copy of which is attached hereto, is
           -------------
incorporated herein by reference and is made part of this Agreement as if fully set forth herein. This Agreement is subject to, and the Corporation and the Grantee agree to be bound by, all of the terms and conditions of the Plan as the Plan exists at the time of this Agreement's execution. The Plan shall control in the event there is any express conflict between the Plan and the terms hereof, and on such matters that are not expressly covered in this Agreement. Subsequent amendments of the Plan shall not adversely affect the Grantee's rights under this Agreement.

        3. Exercise of Option. The Stock Option granted pursuant to this
           ------------------
Agreement is exercisable in accordance with the vesting schedule approved by the Compensation Committee, as set forth below.

        Installments, if applicable, shall be cumulative, but each exercise must encompass at lease one installment of _____ shares, whichever is less. In the event the Grantee's exercise includes a fractional share, the Corporation will not be required to issue a fractional share but will pay the Grantee in Cash the value of such fraction. All unexercised rights shall lapse and forever terminate after the expiration of ten years from the date of this Agreement, provided, however, that all unexercised rights granted to ten percent stockholders shall lapse and forever terminate after the expiration of five years from the date of this Agreement.

        4. Termination of Employment. If the Grantee's employment is terminated
           -------------------------
(other than by Disability or death) the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, and such option shall be exercisable to the extent it was exercisable as of the Grantee's last date of employment.

If a Grantee's employment is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or twelve months after the Grantee's last date of employment, and such option shall be exercisable to the extent it was exercisable as of the Grantee's last date of employment.

If a Grantee's employment is terminated by death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right, during the period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, or exercise such options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate of beneficiaries thereof to whom the option has been transferred shall have the right to exercise such options in whole or in part during the then existing exercise period. The number of shares of Stock in respect of which an Incentive Stock Option may be exercised after a Grantee's death shall be the number of shares in respect of which such option could be exercised as of the Grantee's last date of employment.

        5. Manner of Exercise. Full payment for the shares of Stock purchased
           ------------------
shall be made at the time of any exercise of this Agreement. The purchase price shall be payable to the Corporation either (i) in cash or by check, bank draft, or postal or express money order, (ii) by promissory note, (iii) through the delivery of shares of Class A or Class B Common Stock then owned by the Grantee having a Fair Market Value on the date of exercise equal to the full purchase price, provided that the shares so delivered have been owned by the Grantee for at least six (6) months, or (iv) by a combination of (i), (ii) or (iii) above; provided, however, that no fractional share shall be accepted by the Corporation in partial payment of the purchase price of any Stock, and the value of any such fractional interest shall be paid to the Corporation in the manner specified in
(i) above.

Subject to the terms and conditions hereof, the options shall be exercisable by notice to the Corporation on the form provided by the Corporation, a copy of which is attached hereto. In the event that the options are being exercised by any person or persons other than the Grantee, the notice shall be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise any right under this Agreement.

        6. Rights of Grantee. The grant of an option in any year shall give such
           -----------------
Grantee neither any right to similar grants in future years nor any right to be retained in the employ of the Corporation or any of its subsidiaries, such employment being terminable to the same extent as if the Plan and this Agreement were not in effect.

Neither the Grantee nor any other person legally entitled to exercise any rights under this Agreement shall be entitled to any of the rights or privileges of a stockholder of the Corporation with respect to any shares which may be issuable upon any exercise pursuant to this Agreement, unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Grantee or such person.

        7. Non-Transferability of Option. Except as otherwise provided herein,
           -----------------------------
an option and the rights and privileges conferred hereby may not be transferred, assigned pledged or hypothecated in any way, other than by will or the laws of descent and distribution, and an option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

        8. Taxes and Withholding. All payments to Grantee or to his legal
           ---------------------
representative shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

        9. Premature Disposition of Shares. If the Grantee or Grantee's estate
           -------------------------------
sells or otherwise disposes of any shares acquired upon exercise of this option within one year from the date of shares involved were acquired or two years from the date of this Agreement, the Grantee (or such person exercising this option) agrees that the Grantee or the Grantee's estate will deliver a written report to the Secretary of the Corporation within 30 days following the sale or other disposition, which report shall set forth the date of sale or other disposition of said shares and the net proceeds of such sale or disposition.

        10. Notices. Each notice relating to this Agreement shall be in writing
            -------
and delivered in person or by registered mail to the Corporation at its office, 120 Hawley Lane, Trumbull, Connecticut, 06611 to the attention of the Chief Financial Officer. All notices to the Grantee or other person or persons then entitled to exercise any right pursuant to this Agreement shall be delivered to the Grantee or such other person or persons at the Grantee's address specified below or at such other address as the Grantee or such other person may specify in writing to the Corporation by a notice delivered in accordance with this paragraph.

        11. Restriction on Shares. The Corporation's obligation to issue or
            ---------------------
deliver any certificate for shares of Stock under this option, and the transferability of shares acquired by the exercise of this option, shall be subject to all of the following conditions:

        (a) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Corporation shall in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Corporation shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

        (c) Each stock certificate issued pursuant to exercise of this option shall bear the following legend:

             "The transferability of this certificate and the shares of Stock represented hereby are subject to restrictions, terms and conditions contained in the Amended and Restated Physicians Health Services, Inc. 1995 Stock Option Plan, and an Agreement between the registered owner of such Stock and Physicians Health Services, Inc. A copy of the Plan and Agreement are on file in the office of the Secretary of Physicians Health Services, Inc."

        12. Miscellaneous. This Agreement comprises the whole agreement between
            -------------
the parties hereto. It may not be modified or terminated orally, and it shall be deemed to be a Connecticut contract, subject to construction and enforcement in accordance with the laws of Connecticut.

This Agreement shall inure to the benefit of and be binding upon each successor of the Corporation and to the extent specifically provided herein and in the Plan, inure to the benefit of and shall be binding upon the Grantee's heirs, legal representatives, and successors.

        IN WITNESS WHEREOF, this Agreement is executed by the Grantee and by the Corporation through its duly authorized officer or officers as of the day and year first above written.

                                       PHYSICIANS HEALTH SERVICES, INC.



                                       By
                                         -------------------------------



                                       ---------------------------------
                                       (Grantee)



                                       ---------------------------------
                                       (Address)



                                       ---------------------------------
                                       (Social Security No.)

LETTER OF STOCK OPTION EXERCISE

                                        Dated______

Physicians Health Services, Inc.
120 Hawley Lane
Trumbull, CT  06611

Attention:  Chief Financial Officer

Gentlemen:

        I wish to purchase the following shares of Common Stock pursuant to the option granted to me on _________________________ under the Physicians Health Services, Inc. 1995 Stock Option Plan:

        Incentive Stock Option Shares:                 __________
        Non Qualified Stock Option Shares:             __________
        Total Shares being exercised:                  __________

The purchase price for these shares is $_____ per share. My check payable to Physicians Health Services, Inc. in the amounts of $_______ in payment of the purchase price is enclosed.* Please issue the stock certificate(s) for these shares in my name as follows:

        **Name



        Address

        Social Security Number

                                            Sincerely yours,

                                            Signature

                                            Office Telephone
                                            Home Telephone

*       If stock is used in payment, please contact ________________'s office at
        (203)_________

** If you wish to have the shares issued in your name and that of another person jointly, we suggest that the following form be used: "(Your name) and (name of other person), as joint tenants with right of survivorship."

LETTER OF STOCK OPTION GRANT







                                            ______________ 1994

(Grantee)





Dear _________

I am pleased to confirm that you have been awarded an Incentive Stock Option under the Physicians Health Services, Inc. 1995 Stock Option Plan. Enclosed are two copies of an Incentive Stock Option Agreement, which have been signed by Physicians Health Services, Inc. Please sign both copies and return one to me in the enclosed envelope.

Also enclosed are copies of the Physicians Health Services, Inc. 1995 Stock Option Plan and the form to be used based upon exercise of any part of the option.

The option covers shares of Class A Common Stock of Physicians Health Services, Inc. and becomes exercisable in installments over the next _____ years, provided you remain in the employment of Physicians Health Services, Inc. In addition, the shares covered by this option have not been registered under state or federal securities laws. Accordingly, under these laws, until such time as an effective registration statement is filed or an exemption becomes available with respect to these shares, there are prohibitions upon the exercise of this option and the later sale of any shares purchased under this option. These prohibitions stem from the securities laws and will be discussed with you at a later date.

Meanwhile, we wish to forward the copies of the option agreement to you at this time.

                                   Sincerely,




                                   Regina M. Campbell
                                   Senior Vice President of Legal Affairs
                                   and Human Resources

                                                                       EXHIBIT B
                                                                       ---------

                        PHYSICIANS HEALTH SERVICES, INC.

                    1995 NON-QUALIFIED STOCK OPTION AGREEMENT

        Agreement made this ______ day of ___________, _____ between Physicians Health Services, Inc., a corporation organized under the laws of the State of Delaware (hereinafter called the "Corporation" and _____________ (herein after called the "Grantee").

        WHEREAS, the Corporation desires to provide the Grantee with an opportunity to acquire or increase his proprietary interest in the business of the Corporation and, through stock ownership, to possess an increased personal interest in its continued success and progress;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Corporation and the Grantee agree as follows:

        1. Award of Option. The Corporation hereby awards to the Grantee, as a
           ---------------
matter of separate inducement and agreement, and not in lieu of salary or any other compensation for services, an option or purchase an aggregate of _____ shares of the Corporation's Class A Common Stock pursuant to the Non-Qualified Stock Option provisions contained in Article III of the Plan, on the terms and conditions hereinafter set forth, at the purchase price of $17.00 per share (such shares, number of shares and purchase price being subject to adjustment as provided in Paragraph A of Article IV of the Plan).

        2. Terms of the Plan. The Plan, a copy of which is attached hereto, is
           -----------------
incorporated herein by reference and is made part of this Agreement as if fully set forth herein. This Agreement is subject to, and the Corporation and the Grantee agree to be bound by, all of the terms and conditions of the Plan as the Plan exists at the time of this Agreement's execution. The Plan shall control in the event there is any express conflict between the Plan and the terms hereof, and on such matters that are not expressly covered in this Agreement. Subsequent amendments of the Plan shall not adversely affect the Grantee's rights under this Agreement.

        3. Exercise of Option. The Stock Options granted pursuant to this
           ------------------
Agreement are exercisable in accordance with the vesting schedule approved by the Compensation Committee, as set forth below.

        Installments, if applicable, shall be cumulative, but each exercise must encompass at least one installment of 100 shares, whichever is less. In the event the Grantee's exercise includes a fractional share, the Corporation will not be required to issue a fractional share but will pay the Grantee in Cash the value of such fraction. All unexercised rights shall lapse and forever terminate after the expiration of ten years from the date of this Agreement.

        4. Termination of Employment. If the Grantee's employment is terminated
           -------------------------
(other than by Disability or death), the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, and such option shall be exercisable to the extent it was exercisable as of the Grantee's last date of employment.

If the Grantee's employment with the Corporation is terminated by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or twelve months after such termination of employment, and such option shall be exercisable to the extent it was exercisable as of the Grantee's last date of employment.

If a Grantee's employment is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right, during the period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right to exercise such options in whole or in part. The number of shares of Stock in respect of which a Non-Qualified Stock Option may be exercised after a Grantee's death shall be the number of shares of Stock in respect of which such option could be exercised as of the Grantee's last date of employment.

        5. Manner of Exercise. Full payment for the shares of Stock purchased
           ------------------
shall be made at the time of any exercise of this Agreement. The purchase price shall be payable to the Corporation either (i) in cash or by check, bank draft, or postal or express money order, (ii) by promissory note, (iii) through the delivery of shares of Class A or Class B Common Stock then owned by the Grantee having a Fair Market Value on the date of exercise equal to the full purchase price, provided that the shares so delivered have been owned by the Grantee for at least six (6) months, or (iv) by a combination of (i), (ii) or (iii) above; provided, however, that no fractional share shall be accepted by the Corporation in partial payment of the purchase price of any Stock but the value of any such fractional interest shall be paid to the Corporation in the manner specified in
(i) above.

Subject to the terms and conditions hereof, the options shall be exercisable by notice to the Corporation on the form provided by the Corporation, a copy of which is attached hereto. In the event that the options are being exercised by any person or persons other than the Grantee, the notice shall be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise any right under this Agreement.

        6. Rights of Grantee. The grant of an option in any year shall give such
           -----------------
Grantee neither any right to similar grants in future years nor any right to be retained in the employ of the Corporation or any of its subsidiaries, such employment being terminable to the same extent as if the Plan and this Agreement were not in effect.

Neither the Grantee nor any other person legally entitled to exercise any rights under this Agreement shall be entitled to any of the rights or privileges of a stockholder of the Corporation with respect to any shares which may be issuable upon any exercise pursuant to this Agreement, unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Grantee or such person.

        7. Non-Transferability of Option. Except as otherwise provided herein,
           -----------------------------
an option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way, other than by will or the laws of descent and distribution, and an option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

        8. Taxes and Withholding. All payments to a Grantee or to his legal
           ---------------------
representative shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

        9. Notices. Each notice relating to this Agreement shall be in writing
           -------
and delivered in person or by registered mail to the Corporation at its office, 120 Hawley Lane, Trumbull, Connecticut 06611, to the attention of the Chief Financial Officer. All notices to the Grantee or other person or persons then entitled to exercise any right pursuant to this Agreement shall be delivered to the Grantee or such other person or persons at the Grantee's address specified below or at such other address as the Grantee or such other person may specify in writing to the Corporation by a notice delivered in accordance with this paragraph.

        10. Restriction on Shares. The Corporation's obligation to issue or
           ----------------------
deliver any certificate or certificates for shares of Stock under this option, and the transferability of shares acquired by the exercise of this option, shall be subject to all of the following conditions:

        (a) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Corporation shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Corporation shall, in its absolute discretion upon the advice of counsel, determine to be necessary to advisable.

        (c) Each stock certificate issued pursuant to exercise of this option shall bear the following legend:

             "The transferability of this certificate and the share of stock represented hereby are subject to restrictions, terms and conditions contained in the Amended and Restated Physicians Health Services, Inc. 1995 Stock Option Plan, and an Agreement between the registered owner of such Stock and Physicians Health Services, Inc. A copy of the Plan and Agreement are on file in the office of the Secretary of Physicians Health Services, Inc."

        11. Miscellaneous. This Agreement comprises the whole agreement between
            -------------
the parties hereto. It may not be modified or terminated orally, and it shall be deemed to be a Connecticut contract, subject to construction and enforcement in accordance with the laws of Connecticut.

This Agreement shall inure to the benefit of and be binding upon each successor of the Corporation and to the extent specifically provided herein and in the Plan inure to the benefit of and shall be binding upon the Grantee's heirs, legal representatives, and successors.

        IN WITNESS WHEREOF, this Agreement is executed by the Grantee and by the Corporation through its duly authorized officer or officers as of the day and year first above written.

                                       PHYSICIANS HEALTH SERVICES, INC.



                                       By
                                         -------------------------------



                                       ---------------------------------
                                       (Grantee)



                                       ---------------------------------
                                       (Address)



                                       ---------------------------------
                                       (Social Security No.)

                         LETTER OF STOCK OPTION EXERCISE

                                            Dated_______________

Physicians Health Services, Inc.
120 Hawley Lane
Trumbull, CT  06611

Attention:  Chief Financial Officer

Gentlemen:

        I wish to purchase the following shares of Common Stock pursuant to the option granted to me on ________________, _____ under the Physicians Health Services, Inc. 1995 Stock Option Plan:

        Incentive Stock Option shares:               ___________
        Non-Qualified Stock Option shares:           ___________
        Total shares being exercised:                ___________

The purchase price for these shares is $______ per share. My check payable to Physicians Health Services, Inc. in the amount of $______ in payment of the purchase price is enclosed.* Please issue the stock certificate(s) for these shares in my name as follows:

        **Name

        Address

        Social Security Number

                                            Sincerely yours,



                                            Signature

*       If stock is issued in payment, please contact _______'s office at (203)
        ________.

** If you wish to have the shares issued in your name and that of another person jointly, we suggest that the following form be used: "(Your name) and (name of other person), as joint tenants with the right of survivorship."

                          LETTER OF STOCK OPTION GRANT







                                            ________________ 1995

(Grantee)



Dear___________

I am pleased to confirm that you have been awarded a Non-Qualified Stock Option under the Physicians Health Services, Inc. 1995 Stock Option Plan. Enclosed are two copies of a Non-Qualified Stock Option Plan Agreement, which have been signed by Physicians Health Services, Inc. Please sign both copies and return one to me in the enclosed envelope.

Also enclosed are copies of the Physicians Health Services, Inc. 1995 Stock Option Plan and the form to be used upon exercise of any part of the option.

The option covers shares of Class A Common Stock of Physicians Health Services, Inc. and becomes exercisable in installments over the next ______ years, provided you remain in the employment of Physicians Health Services, Inc. In addition, the shares covered by this option have not been registered under state or federal securities laws. Accordingly, under these laws, until such time as an effective registration statement is filed or an exemption becomes available with respect to these shares, there are prohibitions upon the exercise of this option and the later sale of any shares purchased under this option. These prohibitions stem from the securities laws and will be discussed with you at a later date.

Meanwhile, we wish to forward the copies of the option agreement to you at this time.

Sincerely,

Physicians Health Services, Inc.



By: ___________
      Its